Exhibit 99.3

EXECUTION COPY

DATE:	May 30, 2007

TO:
Deutsche Bank National Trust Company, not individually, but solely as swap trustee (the “Swap Trustee”) on behalf of the swap trust (the “Swap Trust”) created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX4, Mortgage Pass-Through Certificates, Series 2007-FLX4

ATTENTION:	Trust Administration – IN07F4
TELEPHONE:	(714) 247-6282
FACSIMILE:	(714) 247 2625

FROM:	New York Derivative Client Services Group
TELEPHONE:	(212) 761-2996
FACSIMILE:	(646) 202-9190

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	HRE9K

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between Morgan Stanley Capital Services Inc. (“Party A”) and Deutsche Bank National Trust Company, not individually, but solely as Swap Trustee of the Swap Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX4, Mortgage Pass-Through Certificates, Series 2007-FLX4 (“Party B”) created under the Pooling and Servicing Agreement, dated as of May 1, 2007, among IndyMac MBS, Inc., as Servicer, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, Swap Trustee, and Supplemental Interest Trustee (the “Pooling and Servicing Agreement”).  This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  This Confirmation constitutes a “Confirmation” and also constitutes a “Schedule” as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.
This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.  In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Interest Rate Swap

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:	May 25, 2007

Effective Date:	April 25, 2008

Termination Date:
May 25, 2014, subject to adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2008, and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer
Payment Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2008, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	4.95%

Fixed Amount:	To be determined in accordance with the following formula:

Scale Factor*Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction

Fixed Rate Day
Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer
Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2008, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer
Payment Dates:
The 24th calendar day of each month during the Term of this Transaction, commencing May 24, 2008, and ending on the Termination Date, subject to adjustment in accordance with the Preceding Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Floating Amount:	To be determined in accordance with the following formula:

Scale Factor*Floating Rate Option*Notional Amount*Floating Rate Day Count Fraction

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	Actual/360

Scale Factor	250

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York and Los Angeles

Calculation Agent:	Party A

Upfront Payment:  USD 1,240,000 to be paid by Party B to Party A on May 30, 2007.

3.	Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that  Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first”; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, the Eligible Guarantor.

“Shareholders’ Equity” means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)”, and Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) inclusive” and inserting lieu thereof “, (3), (4) as amended, (5), (6) as amended, or (7)”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)	The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A and to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)           Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than  the Early Termination Date (such day, the “Latest Settlement Amount Determination Day”), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2.	Tax Matters.

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

Party A makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s):

It is a U.S. corporation organized under the laws of the State of Delaware.

(B)	Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. Notwithstanding anything to the contrary in the definition of “Indemnifiable Tax” in Section 14, “Indemnifiable Tax” means, in relation to payments by Party B, no Tax.

Part 3.	Agreement to Deliver Documents.

(a)	For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A
An original properly completed and executed United States Internal Revenue Service Form W-9 (or any successor thereto) with respect to any payments received or to be received by Party A that eliminates U.S. federal withholding and backup withholding Tax on payments to Party A under this Agreement.

(i) upon execution of this Agreement, (ii) on or before the first payment date under this Agreement, including any Credit Support Document, (iii) promptly upon the reasonable demand by Party B, (iv) prior to the expiration or obsolescence of any previously delivered form, and (v) promptly upon the information on any such previously delivered form becoming inaccurate or incorrect.

Party B
(i) A correct, complete and duly executed IRS Form W-9 (if the beneficial interest in Party B is held by a single owner for federal income tax purposes, in the name of the sole owner and if the beneficial interest in Party B is held by more than a single owner for federal income tax purposes, in the name of the Swap Trust) (or any successor thereto) that eliminates U.S. federal withholding and backup withholding tax on payments under this Agreement, (ii) if requested by Party A, a correct, complete and duly executed Form W-8IMY, and (iii) a complete and executed IRS Form W-9, W-8BEN, W-8ECI, or W-8IMY (with attachments) (as appropriate) from each Certificateholder that is not an “exempt recipient” as that term is defined in Treasury regulations section 1.6049-4(c)(ii), that eliminates U.S. federal withholding and backup withholding tax on payments under this Agreement.

In each case (a) upon entering into this Agreement;  (b) in the case of a W-8ECI, W-8IMY, and W-8BEN that does not include a U.S. taxpayer identification number in line 6, before December 31 of each third succeeding calendar year, (c) promptly upon reasonable demand by Party A, (d) promptly upon the ownership of beneficial interest in the Swap Trust changing between being held by a single owner to being held by more than a single owner or from being held by more than a single owner to being held by a single owner for federal tax purposes, and (e) promptly upon actual knowledge that any such Form previously provided by Party B has become obsolete or incorrect.

(b)	For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which tobe delivered	Covered by Section 3(d) Representation

Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, this Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, this Confirmation and any Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes

Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, this Confirmation, and any relevant Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement	Yes

Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Promptly upon becoming publicly available	Yes

Party A
Quarterly Financial Statements of Party A containing unaudited, consolidated financial statements of Party A’s fiscal quarter prepared in accordance with generally accepted accounting principles in the country in which Party A is organized
		Promptly upon becoming publicly available	Yes

Party A and Party B	An opinion of counsel to each party in a form reasonably satisfactory to the other party	Upon the execution and delivery of this Agreement	No

Party A	A guarantee of Morgan Stanley	Upon the execution and delivery of this Agreement	No

Party B	Final and complete copy of the Prospectus Supplement and Pooling and Servicing Agreement
With respect to the Prospectus Supplement, upon the execution and delivery of this Agreement, and with respect to the Pooling and Servicing Agreement, upon execution of the final form of the Pooling and Servicing Agreement.
No

Part 4.	Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:

MORGAN STANLEY CAPITAL SERVICES INC.
Transaction Management Group
1585 Broadway
New York, New York 10036-8293
Attention: CHIEF LEGAL OFFICER
Facsimile: 001 212 507 4622

With a copy to:

MORGAN STANLEY
Credit
750 Seventh Avenue
New York, New York 10019
Facsimile No: (212) 507-5890

(For all purposes)

Address for notices or communications to Party B:

INDYMAC MORTGAGE LOAN TRUST 2007-FLX4
c/o Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration – IN07F4
Facsimile: (714) 656-2625
Phone:   (714) 247 6282

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document.

Party A:	The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii); provided further that Morgan Stanley Derivative Products Inc. shall be deemed not to be an Affiliate of Party A for purposes of Section 3(c) or Section 6(d)(ii).

Part 5.	Other Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)	Conditions Precedent.Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the “Specific Event”); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii)	Change of Account. Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof:

“to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance.  (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding.  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5)
Eligible Contract Participant.  It is an “eligible swap participant” as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph (i) and inserting “.” in lieu thereof, and (iii) deleting the final paragraph thereof.

(vii)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
First Rating Trigger Collateral.  If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement.  If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A’s rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)
Amendment of Pooling and Servicing Agreement.  If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
Optional Termination of Securitization.  An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).  With respect to such Additional Termination Event:  (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified  in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified  in the Optional Termination Notice.

The Trustee shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trustee’s rights specified herein.

(d)
Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold, then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)
Item 1115 Agreement.  Party A and Party B hereby agree that Section 5(b)(i) of the Item 1115 Agreement, dated as of February 27, 2006 (the “Item 1115 Agreement”), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., and Party A, shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Item 1115 Agreement.  A copy of the Item 1115 Agreement is annexed hereto at Annex B.

(f)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, or the succeeding sentence neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained, and (b) the Rating Agency Condition has been satisfied with respect to S&P.  At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding  upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)
Limited-Recourse.  Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby; provided that, for the avoidance of doubt, if Party B fails to pay any amount, which would but for the provisions of this Part 5(g), have been due, such an event will constitute an Event of Default pursuant to Section 5(a)(i) (Failure to Pay or Deliver). In the event that the Swap Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  The Swap Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust created pursuant to the Pooling and Servicing Agreement.  This provision will survive the termination of this Agreement.

(h)
Timing ofPayments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that this shall not restrict or prohibit Party A from joining in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other analogous proceedings previously commenced under applicable laws.  This provision will survive the termination of this Agreement.

(n)
Swap Trustee Liability Limitations.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank National Trust Company (“DBNTC”) not in its individual capacity, but solely as Swap Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) DBNTC has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Swap Trust is made and intended not as personal representations of the Swap Trustee but is made and intended for the purpose of binding only the Swap Trust; (d) except as expressly required by the terms of the Pooling and Servicing Agreement, nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (e) under no circumstances shall DBNTC in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)
Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(q)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s)
Form of ISDA Master Agreement.  Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency – Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(t)
Payment Instructions.  Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)	Additional representations.

(i)
Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person.  The Swap Trustee represents to Party A on the date on which the Swap Trustee executes this Agreement that it is executing the Agreement in its capacity as Swap Trustee.

(v)	Acknowledgements.

(i)
Substantial financial transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)
Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(iii)
In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions and relating to the funding of terrorist activities and money laundering (“Applicable Law”), Deutsche Bank National Trust Company is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Deutsche Bank National Trust Company.  Accordingly, each of the parties agrees to provide to Deutsche Bank National Trust Company upon its request from time to time such identifying information and documentation solely with respect to such party as reasonably may be available for such party in order to enable Deutsche Bank National Trust Company to comply with Applicable Law.

(w)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold and the Moody’s First Trigger Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A (or an Eligible Replacement) to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the  the S&P Approved Ratings Threshold, and (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Moody’s First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody’s.

“Eligible Replacement” means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold, and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the Moody’s First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody’s, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has executed an Item 1115 Agreement with Depositor.

“Estimated Swap Termination Payment” means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

“Firm Offer” means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor  upon acceptance by the offeree.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Event”means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event”means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, or the second sentence of Section 7 (as amended herein) to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both “dealers in notional principal contracts” within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P, or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold and the Moody’s Second Trigger Ratings Threshold.

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of “A-1”, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “A+”.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “BBB+”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s,  to the extent that each such rating agency is then providing a rating for any of the Mortgage Pass-Through Certificates, Series 2007-FLX4  (the “Certificates”) or any notes backed by the Certificates (the “Notes”).

[Remainder of this page intentionally left blank.]

4.	Account Details and Settlement Information:

Payments to Party A:	Citibank, New York
ABA No.:  021 000 089
Account No.:  4072-4601
Account Name:  Morgan Stanley Capital Services Inc.

Payments to Party B:	Deutsche Bank
ABA No.:  021001033
Account No:  01419663
Acct Name:  NYLTD Funds Control – Stars West
Ref:  IndyMac INDX Mortgage Loan Trust 2007-FLX4

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

MORGAN STANLEY CAPITAL SERVICES INC.

By:  /s/ David N. Moore
Name: David N. Moore
Title:  Vice President

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not individually, but solely as Swap Trustee on behalf of the Swap Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX4, Mortgage Pass-Through Certificates, Series 2007-FLX4

By:  /s/  Marion Hogan
Name:  Marion Hogan
Title:    Associate

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
Effective Date	5/25/2008	1,679,187
5/25/2008	6/25/2008	1,635,260
6/25/2008	7/25/2008	1,589,307
7/25/2008	8/25/2008	1,544,556
8/25/2008	9/25/2008	1,500,266
9/25/2008	10/25/2008	1,456,999
10/25/2008	11/25/2008	1,416,854
11/25/2008	12/25/2008	1,379,056
12/25/2008	1/25/2009	1,346,278
1/25/2009	2/25/2009	1,315,098
2/25/2009	3/25/2009	1,285,762
3/25/2009	4/25/2009	1,258,351
4/25/2009	5/25/2009	1,234,799
5/25/2009	6/25/2009	1,210,619
6/25/2009	7/25/2009	1,183,327
7/25/2009	8/25/2009	1,156,272
8/25/2009	9/25/2009	1,128,311
9/25/2009	10/25/2009	1,099,489
10/25/2009	11/25/2009	1,072,084
11/25/2009	12/25/2009	1,045,083
12/25/2009	1/25/2010	1,020,924
1/25/2010	2/25/2010	996,773
2/25/2010	3/25/2010	973,213
3/25/2010	4/25/2010	950,062
4/25/2010	5/25/2010	920,936
5/25/2010	6/25/2010	889,896
6/25/2010	7/25/2010	836,718
7/25/2010	8/25/2010	787,814
8/25/2010	9/25/2010	742,390
9/25/2010	10/25/2010	700,203
10/25/2010	11/25/2010	663,309
11/25/2010	12/25/2010	630,674
12/25/2010	1/25/2011	602,974
1/25/2011	2/25/2011	577,461
2/25/2011	3/25/2011	546,648
3/25/2011	4/25/2011	518,742
4/25/2011	5/25/2011	493,810
5/25/2011	6/25/2011	470,302
6/25/2011	7/25/2011	443,610
7/25/2011	8/25/2011	418,052
8/25/2011	9/25/2011	394,325
9/25/2011	10/25/2011	366,644
10/25/2011	11/25/2011	346,301
11/25/2011	12/25/2011	324,051
12/25/2011	1/25/2012	304,955
1/25/2012	2/25/2012	287,437
2/25/2012	3/25/2012	271,766
3/25/2012	4/25/2012	257,347
4/25/2012	5/25/2012	244,448
5/25/2012	6/25/2012	170,641
6/25/2012	7/25/2012	154,188
7/25/2012	8/25/2012	139,417
8/25/2012	9/25/2012	125,939
9/25/2012	10/25/2012	113,678
10/25/2012	11/25/2012	102,812
11/25/2012	12/25/2012	93,159
12/25/2012	1/25/2013	84,946
1/25/2013	2/25/2013	77,559
2/25/2013	3/25/2013	71,018
3/25/2013	4/25/2013	65,106
4/25/2013	5/25/2013	60,089
5/25/2013	6/25/2013	55,403
6/25/2013	7/25/2013	50,608
7/25/2013	8/25/2013	46,279
8/25/2013	9/25/2013	42,216
9/25/2013	10/25/2013	38,369
10/25/2013	11/25/2013	34,899
11/25/2013	12/25/2013	31,739
12/25/2014	1/25/2014	28,970
1/25/2014	2/25/2014	26,402
2/25/2014	3/25/2014	24,100
3/25/2014	4/25/2014	22,002
4/25/2014	Termination Date	21,600

Annex A

Paragraph 13 of the Credit Support Annex

EXECUTION COPY

ANNEX A
ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of  May 30, 2007 between

Morgan Stanley Capital Services Inc. (hereinafter referred to as “Party A” or “Pledgor”)
and
Deutsche Bank National Trust Company, not individually, but solely as swap trustee (the “Swap Trustee”) on behalf of the swap trust (the “Swap Trust”) created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX4, Mortgage Pass-Through Certificates, Series 2007-FLX4
 (hereinafter referred to as “Party B” or “Secured Party”).

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated May 30, 2007, between Party A and Party B, MSCS Reference Number HRE9K.

Paragraph 13.  Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)
“Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)
the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

MSCS REFERENCE NUMBER:     HRE9K

(3)
the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B)
“Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)	the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)
the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date, and

(3)
the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

MSCS REFERENCE NUMBER:     HRE9K

Collateral		S&P Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
(A)	Cash	100%	100%	100%
(B)	Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.5%	100%	100%
(C)	Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	89.9%	100%	94%
(D)	Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	83.9%	100%	87%

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Threshold” means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) a Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)
“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of any Certificates and the aggregate principal balance of any Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

MSCS REFERENCE NUMBER:     HRE9K

(D)	Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)	Valuation and Timing.

(i)
“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)
“Valuation Date” means the first Local Business Day in each week on which any of the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount or the Moody’s Second Trigger Credit Support Amount is greater than zero.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed).”

(iv)	“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(v)
External Verification.  Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall (A) calculate the Secured Party’s Exposure and the S&P Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party’s Exposure shall be based on the higher of the two external marks.  Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period.  The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B.  The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party’s Exposure based on the greater of the Valuation Agent’s internal marks and the external marks received.  If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

MSCS REFERENCE NUMBER:     HRE9K

(vi)
Notice to S&P.  At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  With respect to Party A:  None; With respect to Party B: None.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

Party B may appoint as Custodian (A) the entity then serving as Trustee or (B) any entity other than the entity then serving as Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1.”

MSCS REFERENCE NUMBER:     HRE9K

Initially, the Custodian for Party B is:  Swap Trustee.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)	Distributions and Interest Amount.

(i)
Interest Rate.  The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.  Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody’s or Aaa by Moody’s, as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Posted Collateral shall be held uninvested).  Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)
Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A,

MORGAN STANLEY CAPITAL SERVICES INC.
1585 Broadway, 3rd Floor
New York, NY 10036
Attention: FID Collateral Manager
Facsimile: 212-507-4949
Telephone: 212-761-0877
Email: nyfidcoll@morganstanley.com

MSCS REFERENCE NUMBER:     HRE9K

If to Party B or Party B’s Custodian,

INDYMAC MORTGAGE LOAN TRUST 2007-FLX4
c/o Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration – IN07F4
Facsimile: (714) 656-2625
Telephone:  (714) 247 6282

(l)	Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

If to Party A,

Cash: CITIBANK, New York
ABA No.: 021 000 089
Account No.: 3053-9883 (Ref. MSCS Collateral) with respect to
Morgan Stanley Capital Services, Inc.

Treasury Securities
And Agency Notes:
Bank of New York, New York
ABA No.: 021000018
Account No.: Morgan Stanley

If to Party B,

Deutsche Bank
ABA No.:  021001033
Account No:  01419663
Account Name:  NYLTD Funds Control – Stars West
Ref:  IndyMac INDX Mortgage Loan Trust 2007-FLX4

(m)	Other Provisions.

(i)	Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

MSCS REFERENCE NUMBER:     HRE9K

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, Moody’s Second Trigger Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.

(iv)
Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(viii)	Additional Definitions. As used in this Annex:

“Collateral Event” means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

“DV01” means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party’s Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner.  The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

MSCS REFERENCE NUMBER:     HRE9K

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted.

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which (I) a Moody’s First Trigger Ratings Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party’s Exposure for such Valuation Date and (ii) the sum, for each Transaction to which this Annex relates, of the lesser of

(1) the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of (i) Moody’s First Trigger Notional Amount Multiplier, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(2) the product of (i) the applicable Moody’s First Trigger Factor set forth in Table 1, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A such Valuation Date.

“Moody’s First Trigger DV01 Multiplier” means 25.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

MSCS REFERENCE NUMBER:     HRE9K

“Moody’s First Trigger Notional Amount Multiplier” means 4%.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which it is the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates, and (c) the sum of (x) the Secured Party’s Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

(1) if such Transaction is not a Transaction-Specific Hedge, the lesser of

(A) the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of (1) the Moody’s Second Trigger Notional Amount Multiplier, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (3) the Notional Amount for such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B) the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 2, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(2) if such Transaction is a Transaction-Specific Hedge, the lesser of

(A) the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of (1) the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (3) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

(B) the product of (i) the applicable Moody’s Second Trigger Factor set forth in Table 3, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

MSCS REFERENCE NUMBER:     HRE9K

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger DV01 Multiplier” means 60.

“Moody’s Second Trigger Notional Amount Multiplier” means 9%.

 “Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 75.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 11%.

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

 “Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“Remaining Weighted Average Maturity” means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

“S&P Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)	(A)
for any Valuation Date on which (i) a S&P Approved Ratings Downgrade Event has occurred and been continuing for at least 30 days, or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party’s Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of (i) the Volatility Buffer for such Transaction, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (iii) the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

MSCS REFERENCE NUMBER:     HRE9K

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

“S&P Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Transaction-Specific Hedge” means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value with respect to  any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s First Trigger Valuation Percentage, or Moody’s Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s First Trigger Value, and the related Moody’s Second Trigger Value.

“Volatility Buffer” means, for any Transaction, the related percentage set forth in the following table.

The higher of the S&P credit rating of (i) Party A and (ii) the Credit Support Provider of Party A, if applicable	Remaining Weighted Average Maturity of such Transaction up to 3 years	Remaining Weighted Average Maturity of such Transaction up to 5 years	Remaining Weighted Average Maturity of such Transaction up to 10 years	Remaining Weighted Average Maturity of such Transaction up to 30 years
“A-2” or higher	2.75%	3.25%	4.00%	4.75%
“A-3”	3.25%	4.00%	5.00%	6.25%
“BB+” or lower	3.50%	4.50%	6.75%	7.50%

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Table 1

Moody’s First Trigger Factor

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.25%
More than 1 but not more than 2	0.50%
More than 2 but not more than 3	0.70%
More than 3 but not more than 4	1.00%
More than 4 but not more than 5	1.20%
More than 5 but not more than 6	1.40%
More than 6 but not more than 7	1.60%
More than 7 but not more than 8	1.80%
More than 8 but not more than 9	2.00%
More than 9 but not more than 10	2.20%
More than 10 but not more than 11	2.30%
More than 11 but not more than 12	2.50%
More than 12 but not more than 13	2.70%
More than 13 but not more than 14	2.80%
More than 14 but not more than 15	3.00%
More than 15 but not more than 16	3.20%
More than 16 but not more than 17	3.30%
More than 17 but not more than 18	3.50%
More than 18 but not more than 19	3.60%
More than 19 but not more than 20	3.70%
More than 20 but not more than 21	3.90%
More than 21 but not more than 22	4.00%
More than 22 but not more than 23	4.00%
More than 23 but not more than 24	4.00%
More than 24 but not more than 25	4.00%
More than 25 but not more than 26	4.00%
More than 26 but not more than 27	4.00%
More than 27 but not more than 28	4.00%
More than 28 but not more than 29	4.00%
More than 29	4.00%

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Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.60%
More than 1 but not more than 2	1.20%
More than 2 but not more than 3	1.70%
More than 3 but not more than 4	2.30%
More than 4 but not more than 5	2.80%
More than 5 but not more than 6	3.30%
More than 6 but not more than 7	3.80%
More than 7 but not more than 8	4.30%
More than 8 but not more than 9	4.80%
More than 9 but not more than 10	5.30%
More than 10 but not more than 11	5.60%
More than 11 but not more than 12	6.00%
More than 12 but not more than 13	6.40%
More than 13 but not more than 14	6.80%
More than 14 but not more than 15	7.20%
More than 15 but not more than 16	7.60%
More than 16 but not more than 17	7.90%
More than 17 but not more than 18	8.30%
More than 18 but not more than 19	8.60%
More than 19 but not more than 20	9.00%
More than 20 but not more than 21	9.00%
More than 21 but not more than 22	9.00%
More than 22 but not more than 23	9.00%
More than 23 but not more than 24	9.00%
More than 24 but not more than 25	9.00%
More than 25 but not more than 26	9.00%
More than 26 but not more than 27	9.00%
More than 27 but not more than 28	9.00%
More than 28 but not more than 29	9.00%
More than 29	9.00%

MSCS REFERENCE NUMBER:     HRE9K

Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.75%
More than 1 but not more than 2	1.50%
More than 2 but not more than 3	2.20%
More than 3 but not more than 4	2.90%
More than 4 but not more than 5	3.60%
More than 5 but not more than 6	4.20%
More than 6 but not more than 7	4.80%
More than 7 but not more than 8	5.40%
More than 8 but not more than 9	6.00%
More than 9 but not more than 10	6.60%
More than 10 but not more than 11	7.00%
More than 11 but not more than 12	7.50%
More than 12 but not more than 13	8.00%
More than 13 but not more than 14	8.50%
More than 14 but not more than 15	9.00%
More than 15 but not more than 16	9.50%
More than 16 but not more than 17	9.90%
More than 17 but not more than 18	10.40%
More than 18 but not more than 19	10.80%
More than 19 but not more than 20	11.00%
More than 20 but not more than 21	11.00%
More than 21 but not more than 22	11.00%
More than 22 but not more than 23	11.00%
More than 23 but not more than 24	11.00%
More than 24 but not more than 25	11.00%
More than 25 but not more than 26	11.00%
More than 26 but not more than 27	11.00%
More than 27 but not more than 28	11.00%
More than 28 but not more than 29	11.00%
More than 29	11.00%

MSCS REFERENCE NUMBER:     HRE9K

Annex B

Item 1115 Agreement

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